SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent events

30.	SUBSEQUENT EVENTS

•Dividends

In February 2024, we declared a dividend of $0.25 per share in respect of the three months ended December 31, 2023 to shareholders of record on March 12, 2024, which was paid on March 20, 2024.

•Delivery of Fuji LNG

On March 4, 2024, we completed the acquisition of the Fuji LNG, a donor vessel for a prospective MKII FLNG project for total consideration of $77.5 million.

•Gimi LOA Dispute

We are in continued discussions with BP to identify alternative contractual arrangements to replace parts of the existing pre-COD contractual arrangements, including parts of the disputed contract mechanisms. There is no guarantee that we can reach alignment around a potential alternative contractual and commercial arrangement.

•Share buyback
In March 2024, we repurchased and cancelled 0.7 million treasury shares for a consideration of $14.2 million.